                                                                    Exhibit 1(b)

                           LANDMARK FlXED INCOME FUNDS
                            CERTIFICATE OF AMENDMENT
                             TO DECLARATION OF TRUST

         The undersigned, constituting a majority of the Trustees of Landmark Fixed Income Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated June 23, 1986 (the "Declaration"), as amended, do hereby certify, as provided by the provisions of Section 9.3(a) of the Declaration, that:

         (i) in accordance with the provisions of the first sentence of Section 9.3(a) of the Declaration, pursuant to a vote duly adopted by a majority of the Trustees of the Trust on September 13, 1993 and further approved by a Majority Shareholder Vote, as defined in the Declaration, of each series affected by the amendment on December 21, 1993, the Declaration was amended as follows:

     Section 3.2 of the Declaration is amended by adding the following paragraph
     (d) immediately following paragraph (c) thereof:

         "(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property of any series of the Trust, or sell all of the Trust Property of U.S. Government Income Fund, or sell all of such Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act."

         IN WITNESS WHEREOF, the undersigned have executed this certificate as of the 21st day of October, 1993.


            H. B. Alvord                              Diana R. Harrington
            ------------------------                  ------------------------
            H. B. Alvord                              Diana R. Harrington


            Elliott J. Berv                           Susan B. Kerley
            ------------------------                  ------------------------
            Elliott J. Berv                           Susan B. Kerley


            Philip W. Coolidge                        C. Oscar Morong, Jr
            ------------------------                  ------------------------
            Philip W. Coolidge                        C. Oscar Morong, Jr


            Mark T. Finn                              Walter E. Robb, III
            ------------------------                  ------------------------
            Mark T. Finn                              Walter E. Robb, III


            Riley C. Gilley                           E. Kirby Warren
            ------------------------                  ------------------------
            Riley C. Gilley                           E. Kirby Warren


                             William S. Woods, Jr.
                             ------------------------
                             William S. Woods, Jr.

                          LANDMARK FIXED INCOME FUNDS
                                ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                     BENEFICIAL INTEREST (WITHOUT PAR VALUE)

         The Establishment and Designation of Series of Shares filed on June 26, 1992, is hereby amended and restated as follows: Pursuant to Section 6.9 of the Declaration of Trust, as amended (the "Declaration of Trust"), of Landmark Fixed Income Funds (the "Trust"), the Trustees of the Trust hereby establish and designate the following series of Shares (as defined in the Declaration of Trust) (each, a "Fund") to have the following special and relative rights:

         1. Each Fund shall be designated as follows:

         Landmark U.S. Government Income Fund
         Landmark Intermediate Income Fund
         Landmark Long-Term U.S. Government Income Fund
         Landmark Global Governments Income Fund and
         Landmark Global Emerging Markets Income Fund.

         2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of such Fund. Each share of each Fund shall be redeemable, shall be entitled to one vote (or a fraction thereof in respect of a fractional share) on matters on which Shares of each Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated or belonging to each Fund, and shall be entitled to receive its pro rata share of the net assets of each Fund upon liquidation of each Fund, all as provided in Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to each Fund, unless otherwise required by law.

         3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to such Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and the Declaration of Trust.

         4. The assets and liabilities of the Trust shall be allocated among the Funds as set forth in Section 6.9 of the Declaration of Trust.

         5. Subject to the provisions of Section 6.9 and Article IX of the Declaration of Trust, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to change the designation of any Fund now or hereafter created, or to otherwise change the special and relative rights of any Fund.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 21st day of October, 1993.


            H. B. Alvord                              Diana R. Harrington
            ------------------------                  ------------------------
            H. B. Alvord                              Diana R. Harrington


            Elliott J. Berv                           Susan B. Kerley
            ------------------------                  ------------------------
            Elliott J. Berv                           Susan B. Kerley


            Philip W. Coolidge                        C. Oscar Morong, Jr
            ------------------------                  ------------------------
            Philip W. Coolidge                        C. Oscar Morong, Jr


            Mark T. Finn                              Walter E. Robb, III
            ------------------------                  ------------------------
            Mark T. Finn                              Walter E. Robb, III


            Riley C. Gilley                           E. Kirby Warren
            ------------------------                  ------------------------
            Riley C. Gilley                           E. Kirby Warren


                             William S. Woods, Jr.
                             ------------------------
                             William S. Woods, Jr.

                           LANDMARK FIXED INCOME FUNDS
                                ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                     BENEFICIAL INTEREST (WITHOUT PAR VALUE)

         The Establishment and Designation of Series of Shares filed on June 26, 1992, is hereby amended and restated as follows: Pursuant to Section 6.9 of the Declaration of Trust, as amended (the "Declaration of Trust"), of Landmark Fixed Income Funds (the "Trust"), the Trustees of the Trust hereby establish and designate the following series of Shares (as defined in the Declaration of Trust) (each, a "Fund") to have the following special and relative rights:

         1. Each Fund shall be designated as follows:

         Landmark U.S. Government Income Fund
         Landmark Intermediate Income Fund and
         Landmark Long-Term U.S. Government Income Fund.

         2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of such Fund. Each share of each Fund shall be redeemable, shall be entitled to one vote (or a fraction thereof in respect of a fractional share) on matters on which Shares of each Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated or belonging to each Fund, and shall be entitled to receive its pro rata share of the net assets of each Fund upon liquidation of each Fund, all as provided in Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to each Fund, unless otherwise required by law.

         3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to such Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and the Declaration of Trust.

         4. The assets and liabilities of the Trust shall be allocated among the Funds as set forth in Section 6.9 of the Declaration of Trust.

         5. Subject to the provisions of Section 6.9 and Article IX of the Declaration of Trust, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to change the designation of any Fund now or hereafter created, or to otherwise change the special and relative rights of any Fund.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 13th day of September, 1993.


            H. B. Alvord                              Diana R. Harrington
            ------------------------                  ------------------------
            H. B. Alvord                              Diana R. Harrington


            Elliott J. Berv                           Susan B. Kerley
            ------------------------                  ------------------------
            Elliott J. Berv                           Susan B. Kerley


            Philip W. Coolidge                        C. Oscar Morong, Jr
            ------------------------                  ------------------------
            Philip W. Coolidge                        C. Oscar Morong, Jr


            Mark T. Finn                              Walter E. Robb, III
            ------------------------                  ------------------------
            Mark T. Finn                              Walter E. Robb, III


            Riley C. Gilley                           E. Kirby Warren
            ------------------------                  ------------------------
            Riley C. Gilley                           E. Kirby Warren


                             William S. Woods, Jr.
                             ------------------------
                             William S. Woods, Jr.

                           LANDMARK FIXED INCOME FUNDS
                                ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                     BENEFICIAL INTEREST (WITHOUT PAR VALUE)

         Pursuant to Section 6.9 of the Declaration of Trust, as amended (the "Declaration of Trust"), of Landmark Fixed Income Funds (the "Trust"), the Trustees of the Trust hereby establish and designate the following series of Shares (as defined in the Declaration of Trust) (each, a "Fund") to have the following special and relative rights:

         1. Each Fund shall be designated as follows:

         Landmark U.S. Government Income Fund and
         Landmark Intermediate Income Fund.

         2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Secunties Act of 1933 to the extent pertaining to the offering of Shares of such Fund. Each share of each Fund shall be redeemable, shall be entitled to one vote (or a fraction thereof in respect of a fractional share) on matters on which Shares of each Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated or belonging to each Fund, and shall be entitled to receive its pro rata share of the net assets of each Fund upon liquidation of each Fund, all as provided in Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to each Fund, unless otherwise required by law.

         3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to such Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and the Declaration of Trust.

         4. The assets and liabilities of the Trust shall be allocated between the Funds as set forth in Section 6.9 of the Declaration of Trust except that all existing assets and liabilities of the Trust as of the date of this Designation of Series shall be deemed to be the assets and liabilities of Landmark U.S. Government Income Fund, and all shares of the Trust outstanding as of the date of this Designation of Series shall be deemed to be outstanding shares of Landmark U.S. Government Income Fund.

         5. Subject to the provisions of Section 6.9 and Article IX of the Declaration of Trust, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to change the designation of any Fund now or hereafter created, or to otherwise change the special and relative rights of any Fund.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 11th day of June, 1992.


            H. B. Alvord                              C. Oscar Morong, Jr.
            ------------------------                  ------------------------
            H. B. Alvord                              C. Oscar Morong, Jr.


            Elliott J. Berv                           Walter E. Robb, Iii
            ------------------------                  ------------------------
            Elliott J. Berv                           Walter E. Robb, Iii


            Philip W. Coolidge                        E. Kirby Warren
            ------------------------                  ------------------------
            Philip W. Coolidge                        E. Kirby Warren


            Mark T. Finn                              T. Dean Williams
            ------------------------                  ------------------------
            Mark T. Finn                              T. Dean Williams


            Riley C. Gilley                           William S. Woods, Jr.
            ------------------------                  ------------------------
            Riley C. Gilley                           William S. Woods, Jr.

                      LANDMARK U.S. GOVERNMENT INCOME FUND
                            CERTIFICATE OF AMENDMENT
                             TO DECLARATION OF TRUST

         The undersigned, constituting a majority of the Trustees of Landmark U.S. Government Income Fund (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusett pursuant to a Declaration of Trust dated June 23, 1986 (the "Declaration"), do hereby certify, as provided the provisions of Section 9.3(a) of the Declaration, that:

         (i) in accordance with the provisions of the last sentence of Section 9.3(a) of the Declaration, a majority of the Trustees of the Trust, by vote duly adopted on June 11, 1992, amended the Declaration as follows:

         Section 1.1 is amended to read in its entirety:

         "Section 1 1. Name The name of the trust created hereby is 'Landmark Fixed Income Funds."

         (ii) in accordance with the provisions of the first sentence of Section 9.3(a) of the Declaration, majority of the Trustees of the Trust, by vote duly adopted on June 11, 1992, amended the Declaration as follows, subject to the consent of a majority of the shareholders of each series affected by the amendment:

         Section 3.2 of the Declaration is amended by adding the following paragraph (c) immediately following paragraph (b) thereof:

              "(c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property of any series of the Trust other than Landmark U.S. Government Income Fund, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act."

         IN WITNESS WHEREOF, the undersigned have executed this certificate as of the 11th day June, 1992.


            Elliott J. Berv                           C. Oscar Morong, Jr.
            ------------------------                  ------------------------
            Elliott J. Berv                           C. Oscar Morong, Jr.


            H.B. Alvord                               Walter E. Robb, III
            ------------------------                  ------------------------
            H.B. Alvord                               Walter E. Robb, III


            Philip W. Coolidge                        E. Kirby Warren
            ------------------------                  ------------------------
            Philip W. Coolidge                        E. Kirby Warren


            Mark T. Finn                              T. Dean Williams
            ------------------------                  ------------------------
            Mark T. Finn                              T. Dean Williams


            Riley C. Gilley                           William S. Woods, Jr.
            ------------------------                  ------------------------
            Riley C. Gilley                           William S. Woods, Jr.

                      LANDMARK U.S. GOVERNMENT INCOME FUND
                            CERTIFICATE OF AMENDMENT
                             TO DECLARATION OF TRUST

         The undersigned, constituting a majority of the Trustees of Landmark, U.S. Government Income Fund (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated June 23, 1986 (the "Declaration"), do hereby certify, as provided by Section 9.3 (d) of the Declaration, that, in accordance with the provisions of Section 9.3(a) of the Declaration, a majority of the Shareholders of the Trust, by vote duly adopted on February 23, 1989, amended the Declaration as follows:

         Section 6.9 of the Declaration is amended by adding the following paragraph (i) immediately following paragraph (h) thereof:

         "(i) Notwithstanding anything in this Declaration to the contrary, the Trustees may, in their discretion, authorize the division of Shares of any series into Shares of one or more classes or subseries of such series. All Shares of a class or a subseries shall be identical with each other and with the shares of each other class or subseries of the same series except for such variations between classes or subseries as may be approved by the Board of Trustees and permitted under the 1940 Act or pursuant to any exemptive order issued by the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the undersigned have executed this certificate as of the 16th day of January, 1992.


            H. B. Alvord                              C. Oscar Morong, Jr.
            ------------------------                  ------------------------
            H. B. Alvord                              C. Oscar Morong, Jr.


            Elliott J. Berv                           Walter E. Robb, Iii
            ------------------------                  ------------------------
            Elliott J. Berv                           Walter E. Robb, Iii


            Philip W. Coolidge                        E. Kirby Warren
            ------------------------                  ------------------------
            Philip W. Coolidge                        E. Kirby Warren


            Mark T. Finn                              T. Dean Williams
            ------------------------                  ------------------------
            Mark T. Finn                              T. Dean Williams


            Riley C. Gilley                           William S. Woods, Jr.
            ------------------------                  ------------------------
            Riley C. Gilley                           William S. Woods, Jr.

                           LANDMARK FIXED INCOME FUNDS
                            Certificate of Amendment
                             to Declaration of Trust

      The undersigned, constituting a majority of the Trustees of Landmark Fixed Income Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust, dated June 23, 1986, as amended (the "Declaration"), do hereby certify, as provided by the provisions of Section 9.3(d) of the Declaration, that in accordance with the provisions of the second sentence of Section 9.3(a), a majority of the Trustees of the Trust, by vote duly adopted by a majority of the Trustees, amended the Declaration effective February 10, 1995 as follows:

      Section 6.5 is amended to read in its entirety:

                  Section 6.5 Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or, upon the vote of a majority of the Trustees of the Trust, at an office of any one or more Shareholder Servicing Agents, which register or registers, taken together, shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. Unless the Trustees have authorized a Shareholder Servicing Agent to keep a register of Shares, that Shareholder Servicing Agent shall be the holder of record of all outstanding Shares shown on the records of the Transfer Agent as being held by such Shareholder Servicing Agent. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon, or, if the Trustees have authorized a Shareholder Servicing Agent to keep the register for the Shares of such Shareholder, such Shareholder Servicing Agent (as used in this Declaration, such Shareholder's "agent of record"). It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

      IN WITNESS WHEREOF, the undersigned have executed this certificate on separate counterparts this 10th day of February, 1995.

            H. B. Alvord                              Susan B. Kerley
            ------------------------                  ------------------------
            H. B. Alvord                              Susan B. Kerley

                                                      C. Oscar Morong, Jr.
            Philip W. Coolidge                        ------------------------
            ------------------------                  C. Oscar Morong, Jr.
            Philip W. Coolidge

                                                      Donald B. Otis
            Riley C. Gilley                           ------------------------
            ------------------------                  Donald B. Otis
            Riley C. Gilley

                                                      E. Kirby Warren
            Diana R. Harrington                       ------------------------
            ------------------------                  E. Kirby Warren
            Diana R. Harrington

                             William S. Woods, Jr.
                             ------------------------
                             William S. Woods, Jr.

                           LANDMARK FIXED INCOME FUNDS

                                  AMENDMENT TO
                              DECLARATION OF TRUST

      The undersigned, constituting a majority of the Trustees of Landmark Fixed Income Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated June 23, 1986, as amended (the "Declaration"), do hereby amend Section 3.2 of the Declaration by deleting paragraph (c) thereof and replacing it in its entirety with the following, such amendment to be subject to approval in accordance with the Declaration of the shareholders of Landmark Intermediate Income Fund, a series of the Trust:

            (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of each Series of the Trust (other than Landmark U.S. Government Income Fund), or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment this 8th day of August, 1997.


          Philip W. Coolidge                     Riley C. Gilley
          ------------------------               ------------------------
          Philip W. Coolidge                     Riley C. Gilley
          As Trustee and Not Individually        As Trustee and Not Individually


          Diana R. Harrington                    Susan B. Kerley
          ------------------------               ------------------------
          Diana R. Harrington                    Susan B. Kerley
          As Trustee and Not Individually        As Trustee and Not Individually


          C. Oscar Morong, Jr.                   E. Kirby Warren
          ------------------------               ------------------------
          C. Oscar Morong, Jr.                   E. Kirby Warren
          As Trustee and Not Individually        As Trustee and Not Individually


                              William S. Woods, Jr.
                              ------------------------
                              William S. Woods, Jr.
                              As Trustee and Not Individually